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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
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[ ]  CHECK IF AN APPLICATION TO DETERMINE  ELIGIBILITY OF A TRUSTEE  PURSUANT TO
     SECTION 305(b) (2)

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)


SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)


                       Stanley S. Stroup, General Counsel
                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

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                              NEXTWAVE TELECOM INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                   33-0663509
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

3 SKYLINE DRIVE
HAWTHORNE, NEW YORK                                        10532
(Address of principal executive offices)                   (Zip code)

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                 12% SENIOR SECURED SUBORDINATED NOTES DUE 2009
                       (Title of the indenture securities)

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Item 1.    General Information.  Furnish the following information as to the trustee:

                     (a) Name and address of each examining or supervising authority to which it is subject.

                               Comptroller of the Currency
                               Treasury Department
                               Washington, D.C.

                               Federal Deposit Insurance Corporation
                               Washington, D.C.

                               The Board of Governors of the Federal Reserve System Washington, D.C.

                     (b) Whether it is authorized to exercise corporate trust powers.

                               The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                     None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.    Not applicable.

Item 16.  List of Exhibits.   List  below all  exhibits  filed as a part of this
                              Statement    of    Eligibility.    Norwest    Bank
                              incorporates by reference into this Form T-1 the exhibits attached hereto.

           Exhibit 1.a. A copy of the Articles of Association of the trustee now in effect.*

           Exhibit 2.         a.        A copy of the certificate of authority
                                        of the trustee to commence business
                                        issued June 28, 1872, by the Comptroller of the Currency to The Northwestern
                                        National Bank of Minneapolis.*

                              b.        A copy of the certificate of the
                                        Comptroller of the Currency dated
                                        January 2, 1934, approving the
                                        consolidation of The Northwestern
                                        National Bank of Minneapolis and The
                                        Minnesota Loan and Trust Company of
                                        Minneapolis, with the surviving entity
                                        being titled Northwestern National Bank
                                        and Trust Company of Minneapolis.*

                              c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of
                                        Minneapolis.*



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                              d.        A copy of the letter dated May 12, 1983
                                        from the Regional Counsel, Comptroller
                                        of the Currency, acknowledging receipt
                                        of notice of name change effective May
                                        1, 1983 from Northwestern National Bank
                                        of Minneapolis to Norwest Bank
                                        Minneapolis, National Association.*

                              e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

           Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

           Exhibit 4.         Copy of By-laws of the trustee as now in effect.*

           Exhibit 5.         Not applicable.

           Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

           Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.**

           Exhibit 8.         Not applicable.

           Exhibit 9.         Not applicable.
















* Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

** Incorporated by reference to exhibit number 25 filed with registration statement number 333-83117


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                                   SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 20th day of August 1999.




                                      NORWEST BANK MINNESOTA,
                                      NATIONAL ASSOCIATION

                                      /s/ Timothy P. Mowdy
                                      ----------------------------------
                                      Timothy P. Mowdy
                                      Corporate Trust Officer


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                                    EXHIBIT 6




August 20, 1999



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                                  Very truly yours,

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION

                                  /s/ Timothy P. Mowdy
                                  ---------------------------------------
                                  Timothy P. Mowdy
                                  Corporate Trust Officer